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                                                                    Exhibit 21.1


                Subsidiaries of Leap Wireless International, Inc.

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NAME                                                   JURISDICTION OF FORMATION
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
Backwire.com, Inc.                                              Delaware
Chasetel Licensee Corp.                                         Delaware
Cricket Communications Holdings, Inc.                           Delaware
Cricket Communications, Inc.                                    Delaware
Cricket Holdings Dayton, Inc.                                   Delaware
Cricket Licensee (Albany), Inc.                                 Delaware
Cricket Licensee (Columbus), Inc.                               Delaware
Cricket Licensee (Denver) Inc.                                  Delaware
Cricket Licensee (Lakeland) Inc.                                Delaware
Cricket Licensee (Macon), Inc.                                  Delaware
Cricket Licensee (North Carolina) Inc.                          Delaware
Cricket Licensee (Pittsburgh) Inc.                              Delaware
Cricket Licensee (Reauction), Inc.                              Delaware
Cricket Licensee I, Inc.                                        Delaware
Cricket Licensee II, Inc.                                       Delaware
Cricket Licensee III, Inc.                                      Delaware
Cricket Licensee IV, Inc.                                       Delaware
Cricket Licensee V, Inc.                                        Delaware
Cricket Licensee VI, Inc.                                       Delaware
Cricket Licensee VII, Inc.                                      Delaware
Cricket Licensee VIII, Inc.                                     Delaware
Cricket Licensee IX, Inc.                                       Delaware
Cricket Licensee X, Inc.                                        Delaware
Cricket Licensee XI, Inc.                                       Delaware
Cricket Licensee XII, Inc.                                      Delaware
Cricket Licensee XIII, Inc.                                     Delaware
Cricket Licensee XIV, Inc.                                      Delaware
Cricket Licensee XV, Inc.                                       Delaware
Cricket Licensee XVI, Inc.                                      Delaware
Cricket Licensee XVII, Inc.                                     Delaware
Cricket Licensee XVIII, Inc.                                    Delaware
Cricket Licensee XIX, Inc.                                      Delaware
Cricket Licensee XX, Inc.                                       Delaware
Chasetel Real Estate Holding Company, Inc.                     Tennessee
Cricket Alabama Property Company                                Delaware
Cricket Arizona Property Company                                Delaware
Cricket Arkansas Property Company                               Delaware
Cricket California Property Company                             Delaware
Cricket Colorado Property Company                               Delaware
Cricket Florida Property Company                                Delaware
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            Subsidiaries of Leap Wireless International, Inc.(cont.)

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NAME                                                   JURISDICTION OF FORMATION
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
Cricket Georgia Property Company, Inc.                          Delaware
Cricket Idaho Property Company                                  Delaware
Cricket Illinois Property Company                               Delaware
Cricket Indiana Property Company                                Delaware
Cricket Kansas Property Company                                 Delaware
Cricket Kentucky Property Company                               Delaware
Cricket Michigan Property Company                               Delaware
Cricket Minnesota Property Company                              Delaware
Cricket Mississippi Property Company                            Delaware
Cricket Nebraska Property Company                               Delaware
Cricket Nevada Property Company                                 Delaware
Cricket New Mexico Property Company                             Delaware
Cricket New York Property Company, Inc.                         Delaware
Cricket North Carolina Property Company                         Delaware
Cricket Ohio Property Company                                   Delaware
Cricket Oklahoma Property Company                               Delaware
Cricket Oregon Property Company                                 Delaware
Cricket Pennsylvania Property Company                           Delaware
Cricket Texas Property Company                                  Delaware
Cricket Utah Property Company                                   Delaware
Cricket Washington Property Company                             Delaware
Cricket Wisconsin Property Company                              Delaware
Leap Wireless Mexico S.A. de C.V.                                Mexico
Leap PCS Mexico, Inc.                                          California
Pegaso Telecommunicaciones S.A. de C.V.                          Mexico
Pegaso Humanos Recursos S.A. de C.V.                             Mexico
Pegaso PCS S.A. de C.V.                                          Mexico
Pegaso Comunicaciones y Sistemas S.A. de C.V.                    Mexico
Inversiones Leap Wireless Chile S.A.                             Chile
Qualcomm Telecommunication Limited                            Isle of Man
Orrengrove Investments Limited                                   Cyprus
Telephone Entertainment Network, Inc.                           Delaware
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